      CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS: This report contains “forward-looking statements” as defined under the U.S. Federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ from the Company’s historical experience and its present expectations or projections. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; MLP industry risk; leverage risk; valuation risk; interest rate risk; tax risk and other risks discussed in the Company’s filings with the Securities and Exchange Commission. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to publicly update or revise any forward-looking statements. There is no assurance that the Company’s investment objective will be attained.

KAYNE ANDERSON MLP INVESTMENT COMPANY
SCHEDULE OF INVESTMENTS
FEBRUARY 28, 2005
(UNAUDITED)

	No. of
Description	Shares/Units	Value

Long-Term Investments — 109.5%
Equity Investments — 103.3%
Pipeline MLP(a) — 79.1%
Atlas Pipeline Partners, L.P.	11,200	$499,968
Buckeye Partners, L.P.	295,600	12,979,796
Copano Energy, L.L.C.	72,700	2,029,784
Crosstex Energy, L.P.	140,300	4,955,536
Enbridge Energy Management, L.L.C.(c)	402,204	21,328,897
Enbridge Energy Partners, L.P.	446,300	24,122,515
Enbridge Energy Partners, L.P.(d)	1,503,900	77,165,109
Energy Transfer Partners, L.P.	120,800	7,707,040
Energy Transfer Partners, L.P. — Unregistered(d)	2,222,222	134,196,431
Enterprise Products Partners L.P.	800,215	21,381,745
Enterprise Products Partners L.P. — Unregistered(d)	4,427,878	111,807,019
Genesis Energy, L.P.	89,000	1,014,600
Hiland Partners, LP(b)	30,000	913,500
Holly Energy Partners, L.P.	105,000	4,089,750
Kaneb Pipe Line Partners, L.P.	484,900	29,748,615
Kinder Morgan Management, LLC(c)	2,577,698	110,634,784
Magellan Midstream Partners, L.P.	156,800	9,509,920
MarkWest Energy Partners, L.P.	103,000	5,061,420
Northern Border Partners, L.P.	401,500	20,516,650
Pacific Energy Partners, L.P.	405,100	13,129,291
Plains All American Pipeline, L.P.	901,800	35,296,452
Sunoco Logistics Partners L.P.(f)	12,300	515,370
TC PipeLines, LP	28,649	1,131,349
TEPPCO Partners, L.P.	396,600	17,386,944
Valero L.P.	7,550	469,384

		667,591,869

Propane MLP — 16.3%
Ferrellgas Partners, L.P.	2,107,923	44,687,967
Inergy, L.P.	21,600	704,160
Inergy, L.P.(d)	2,946,955	91,891,951

		137,284,078

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY
SCHEDULE OF INVESTMENTS — (UNAUDITED) (CONTINUED)

	No. of
Description	Shares/Units	Value

Shipping MLP — 1.7%
K-Sea Transportation Partners L.P.	44,200	$1,601,808
Martin Midstream Partners L.P.	69,315	2,283,236
U.S. Shipping Partners L.P.	384,500	10,427,640

		14,312,684

Coal MLP — 0.3%
Natural Resource Partners L.P.	4,400	268,532
Penn Virginia Resource Partners, L.P.	44,600	2,416,874

		2,685,406

MLP Affiliates — 5.1%
Atlas America, Inc.(e)	107,720	4,430,524
Crosstex Energy, Inc.	411,785	17,089,077
Holly Corporation	112,500	4,241,250
Kaneb Services LLC	140,100	6,035,508
Kinder Morgan, Inc.	51,800	4,152,806
MarkWest Hydrocarbon, Inc.(f)	251,300	5,980,940
TransCanada Corporation	38,300	926,094

		42,856,199

Other Midstream Companies — 0.8%
Arlington Tankers Ltd.	188,600	4,639,560
DryShips Inc.(b)	90,500	2,022,675

		6,662,235

Total Equity Investments (Cost $774,930,165)		871,392,471

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000’s)

Fixed Income Investments — 6.2%
Pipeline MLP — 6.2%
Kinder Morgan Energy Partners, L.P.	5.000%	12/15/13	$10,000	9,929,140
Kinder Morgan Energy Partners, L.P.	5.125	11/15/14	5,000	4,975,060
Magellan Midstream Partners, L.P.	5.650	10/15/16	12,000	12,162,480
MarkWest Energy Partners, L.P.	6.875	11/01/14	2,100	2,163,000
Plains All American Pipeline, L.P.	7.750	10/15/12	20,000	23,181,780

Total Fixed Income Investments (Cost $52,551,693)				52,411,460

	Total Long-Term Investments (Cost $827,481,858)			923,803,931

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY
SCHEDULE OF INVESTMENTS — (UNAUDITED) (CONCLUDED)

			Principal
	Interest	Maturity	Amount
Description	Rate	Date	(000’s)	Value

Short-Term Investment — 4.1%
Repurchase Agreement — 4.1%
Bear, Stearns & Co. Inc. (Agreement dated 2/28/05 to be repurchased at $34,432,143), collateralized by $35,172,786 in U.S. Government Securities (Cost $34,429,656)	2.600%	03/01/05	34,430	$34,429,656

Total Investments Before Securities Sold Short — 113.6% (Cost $861,911,514)				958,233,587

	No. of
	Shares/Units

Liabilities in Excess of Cash and Other Assets — (13.6)%
Securities Sold Short — (0.5)%
Coal MLP — (0.3)%
Alliance Resource Partners, L.P.	35,087	(2,702,401)

Propane MLP — (0.2)%
AmeriGas Partners, L.P.	7,000	(205,380)
Suburban Propane Partners, L.P.	33,700	(1,194,665)

		(1,400,045)

Total Securities Sold Short (cash proceeds received $3,866,630)		(4,102,446)

Other Liabilities in Excess of Cash and Other Assets — (13.1)%
Bank Loan Payable — (8.9)%		(75,000,000)
Current and Deferred Taxes Payable — (4.7)%		(39,505,496)
Cash and Other Assets in Excess of Other Liabilities — 0.5%		4,232,334

Total Liabilities in Excess of Cash and Other Assets		(114,375,608)

Net Assets — 100.0%		$843,857,979

(a)	Includes Limited Liability Companies or L.L.C.s.

(b)	Currently non-income producing; security is expected to pay distributions within the next 12 months.

(c)	Distributions made are paid-in kind.

(d)	Fair valued security. These securities are restricted from public sale. See Notes 2 and 6 in the accompanying notes to the financial statements for further details. The Company negotiates certain aspects of the method and timing of the disposition of these investments, including registration rights and related costs.

(e)	Security is non-income producing.

(f)	Security or a portion thereof is segregated as collateral on securities sold short.
See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY
STATEMENT OF ASSETS AND LIABILITIES
FEBRUARY 28, 2005
(unaudited)

ASSETS
Investments, at fair value (Cost — $827,481,858)	$923,803,931
Repurchase agreement (Cost — $34,429,656)	34,429,656

Total investments (Cost — $861,911,514)	958,233,587
Deposits with brokers for securities sold short	3,884,468
Receivable for securities sold	4,628,497
Interest receivable	1,252,933
Dividend and distributions receivable	1,054,361
Prepaid expenses	322,830

Total Assets	969,376,676

LIABILITIES
Demand loan payable to bank	75,000,000
Payable for securities purchased	4,238,629
Investment management fee payable	1,622,142
Securities sold short, at fair value (proceeds — $3,866,630)	4,102,446
Accrued directors’ fees and expenses	43,747
Accrued expenses and other liabilities	1,006,237
Current taxes	1,127,993
Deferred taxes	38,377,503

Total Liabilities	125,518,697

TOTAL NET ASSETS	$843,857,979

NET ASSETS CONSIST OF:
Common stock, $0.001 par value (33,388,422 shares issued and outstanding, 200,000,000 shares authorized)	$33,388
Paid-in capital	791,427,025
Distributions in excess of net investment income, net of income taxes	(7,206,941)
Accumulated realized gains on investments, securities sold short and options, net of income taxes	1,952,753
Net unrealized gains on investments, securities sold short and options, net of income taxes	57,651,754

TOTAL NET ASSETS	$843,857,979

NET ASSET VALUE PER SHARE	$25.27

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY
STATEMENT OF OPERATIONS
FOR THE THREE MONTHS ENDED FEBRUARY 28, 2005
(unaudited)

INVESTMENT INCOME
Income
Dividends and distributions	$7,425,345
Return of capital	(5,900,424)

Net dividends and distributions	1,524,921
Interest	1,852,698

Total Investment Income	3,377,619

Expenses
Advisory fees	1,621,565
Interest expense on bank loan	276,929
Professional fees	187,969
Administration fees	153,383
Reports to stockholders	80,804
Custodian fees	80,460
Directors’ fees	79,439
Dividends on securities sold short	46,949
Other expenses	118,199

Total Expenses — Before Taxes	2,645,697

Net Investment Income — Before Tax Expense	731,922

Current tax expense	(292,769)

Net Investment Income	439,153

REALIZED AND UNREALIZED GAIN ON INVESTMENTS, SECURITIES SOLD SHORT AND OPTIONS
Realized Gains/(Losses)
Investments	2,722,657
Securities sold short	4,450
Options	(162,000)
Current tax expense	(1,026,043)

Net Realized Gain on Investments, Securities Sold Short and Options	1,539,064

Net Change in Unrealized Gains/(Losses)
Investments	86,232,265
Securities sold short	(235,816)
Options	561,005
Deferred tax expense	(34,622,982)

Net Change in Unrealized Gain on Investments, Securities Sold Short and Options	51,934,472

Net Realized and Unrealized Gain on Investments, Securities Sold Short and Options	53,473,536

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$53,912,689

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY
STATEMENT OF CHANGES IN NET ASSETS

	For the Three	For the Period
	Months Ended	September 28, 2004(1)
	February 28, 2005	through
	(unaudited)	November 30, 2004

OPERATIONS
Net investment income	$439,153	$645,381
Net realized gain on investments, securities sold short and options	1,539,064	413,689
Net change in unrealized gain on investments, securities sold short and options	51,934,472	5,717,282

Net Increase in Net Assets Resulting from Operations	53,912,689	6,776,352

DIVIDEND AND DISTRIBUTIONS TO STOCKHOLDERS
Net investment income	(1,084,534)	—
Return of capital	(7,206,941)	—

Total Dividend and Distributions to Stockholders	(8,291,475)	—

CAPITAL SHARE TRANSACTIONS
Proceeds from initial public offering of 30,000,000 shares of common stock	—	750,000,000
Proceeds from issuance of 3,161,900 shares of common stock in connection with exercising an overallotment option granted to underwriters of the initial public offering	—	79,047,500
Underwriting discounts and offering costs associated with the issuance of common stock	—	(43,087,689)
Issuance of 222,522 shares of common stock newly issued from reinvestment of dividend	5,400,602	—

Net Increase in Net Assets from Capital Stock Transactions	5,400,602	785,959,811

Total Increase in Net Assets	51,021,816	792,736,163

NET ASSETS
Beginning of period	792,836,163	100,000

End of period (includes distributions in excess of net investment income of $7,206,941 and undistributed net investment income of $645,381, respectively)	$843,857,979	$792,836,163

(1)	Commencement of operations.
See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY
STATEMENT OF CASH FLOWS
FOR THE THREE MONTHS ENDED FEBRUARY 28, 2005
(unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$53,912,689
Adjustments to reconcile net decrease in net assets resulting from operations to net cash used in operating activities:
Increase in deferred taxes	34,622,982
Amortization for bond premium	139,155
Increase in deposits with brokers for short sales	(3,884,468)
Increase in receivable for securities sold	(4,281,197)
Decrease in interest receivable	225,011
Decrease in dividend and distributions receivable	69,646
Increase in prepaid expenses	(168,845)
Decrease in payable for securities purchased	(3,554,064)
Increase in investment management fee payable	651,102
Increase in securities sold short	3,866,630
Increase in accrued directors’ fees and expenses	13,939
Decrease in accrued expenses and other liabilities	(33,126)
Increase in current taxes	364,946
Decrease in call options written	(200,995)
Purchase of investments	(499,786,934)
Net sale of short-term investments	390,144,621
Proceeds from sale of investments	38,964,589
Gain on investments	(2,565,107)
Return of capital distributions	5,900,424
Unrealized appreciation on investments, securities sold short and options	(86,557,454)

Net Cash Used in Operating Activities	$(72,156,456)

CASH FLOWS FROM FINANCING ACTIVITIES
Increase in bank loan payable	$75,000,000
Cash distributions paid to common stockholders	(2,890,873)

Net Cash Provided by Financing Activities	72,109,127

NET DECREASE IN CASH	$(47,329)

CASH — BEGINNING OF PERIOD	47,329

CASH — END OF PERIOD	$—

Supplemental disclosure of cash flow information: Noncash financing activities not included herein consist of reinvestment of dividend and distributions pursuant to the Company’s dividend reinvestment plan of $5,400,602.
See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY
FINANCIAL HIGHLIGHTS

	For the Three		For the Period
	Months Ended		September 28, 2004(1)
	February 28, 2005		through
	(unaudited)		November 30, 2004

Per Share Operating Performance
Net asset value, beginning of period	$23.91		$23.70	(4)
Income from investment operations
Net investment income	0.01	(2)	0.02	(3)
Net realized and unrealized gain on investments, securities sold short and options	1.60	(2)	0.19	(3)

Total income from investment operations	1.61		0.21

Dividends and distributions to stockholders:
Net investment income	(0.03)		—
Return of capital	(0.22)		—

Total dividends and distributions to stockholders	(0.25)		—

Net asset value, end of period	$25.27		$23.91

Per share market value, end of period	$26.05		$24.90

Total investment return based on market value(5)	4.62%		(0.40)%

Supplemental Data and Ratios
Net assets, end of period (000’s)	$843,858		$792,836
Ratio of expenses to average net assets, before taxes	1.31	%(6)	1.20	%(6)
Ratio of expenses, excluding non-recurring organizational expenses, to average net assets	1.31	%(6)	1.08	%(6)
Ratio of expenses, excluding taxes and interest expenses, to average net assets	1.17	%(6)	—
Ratio of net investment income to average net assets, after taxes	0.21	%(6)	0.50	%(6)
Net increase in net assets resulting from operations to average net assets	26.99	%(6)	5.30	%(6)
Portfolio turnover rate	5.69	%(7)	11.78	%(7)
Total loan outstanding (in 000’s)	$75,000		—
Asset coverage per senior indebtedness(8)	1,225%		—
Average amount of bank borrowing outstanding per share during the period	$0.85	(2)	—

(1)	Commencement of operations.

(2)	Based on average shares outstanding of 33,272,216.

(3)	Information presented relates to a share of common stock outstanding for the entire period.

(4)	Initial public offering price of $25.00 per share less underwriting discounts of $1.25 per share and offering costs of $0.05 per share.

(5)	Not annualized. Total investment return is calculated assuming a purchase of common stock at the market price on the first day and a sale at the current market price on the last day of the period reported. The calculation also assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Company’s dividend reinvestment plan.

(6)	Ratios are annualized since period is less than one full year.

(7)	Amount not annualized. Calculated based on the sales of $38,979,344 and $16,879,946, respectively, of long-term investments divided by the average long-term investment balance of $684,904,218 and $143,328,309, respectively.

(8)	Calculated by subtracting the Company’s total liabilities (not including bank loan outstanding) from the Company’s total assets and dividing such amount by the principal amount of the debt outstanding.
See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS — (UNAUDITED)
FEBRUARY 28, 2005
1.     Organization
      Kayne Anderson MLP Investment Company (the “Company”) was organized as a Maryland corporation on June 4, 2004, and is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s investment objective is to obtain a high after-tax total return by investing at least 85% of its net assets plus any borrowings (“total assets”) in energy-related master limited partnerships and their affiliates (collectively, “MLPs”), and in other companies that, as their principal business, operate assets used in the gathering, transporting, processing, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal (collectively with MLPs, “Midstream Energy Companies”). The Company commenced operations on September 28, 2004. The Company’s shares of common stock are listed on the New York Stock Exchange, Inc. (“NYSE”) under the symbol “KYN”.
2.     Significant Accounting Policies
      A.     Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates.
      B.     Calculation of Net Asset Value — The Company determines its net asset value as of the close of regular session trading on the NYSE (normally 4:00 p.m. Eastern time) no less frequently than the last business day of each month, and makes its net asset value available for publication monthly. Net asset value is computed by dividing the value of the Company’s assets (including accrued interest and dividends), less all of its liabilities (including accrued expenses, dividends payable, current and deferred and other accrued income taxes, and any borrowings) and the liquidation value of any outstanding preferred stock, by the total number of common shares outstanding.
      C.     Investment Valuation — Readily marketable portfolio securities listed on any exchange other than the NASDAQ Stock Market, Inc. (“NASDAQ”) are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and asked prices on such day, except for short sales and call options written, for which the last quoted asked price is used. Securities admitted to trade on the NASDAQ are valued at the NASDAQ official closing price. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.
      Equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ, are valued at the closing bid prices. Fixed income securities with a remaining maturity of 60 days or more are valued by the Company using a pricing service. Fixed income securities maturing within 60 days will be valued on an amortized cost basis.
      The Company holds securities that are privately issued or otherwise restricted. For these securities, as well as any other portfolio security held by the Company for which reliable market quotations are not readily available, valuations are determined in a manner that most fairly reflects fair value of the security on the

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS — (UNAUDITED) (CONTINUED)
valuation date. Unless otherwise determined by the Board of Directors, the following valuation process is used for such securities:

•	Investment Team Valuation. The applicable investments are initially valued by Kayne Anderson Capital Advisors, L.P.’s (“Kayne Anderson” or the “Adviser”) investment professionals responsible for the portfolio investments;

•	Investment Team Valuation Documentation. Preliminary valuation conclusions are documented and discussed with senior management of Kayne Anderson. Such valuations generally are submitted to the Valuation Committee (a committee of the Company’s Board of Directors) or the Board of Directors on a monthly basis, and stand for intervening periods of time.

•	Valuation Committee. The Valuation Committee meets on or about the end of each month to consider new valuations presented by Kayne Anderson, if any, which were made in accordance with the Valuation Procedures in such month. Between meetings of the Valuation Committee, a senior officer of Kayne Anderson is authorized to make valuation determinations. The Valuation Committee’s valuations stands for intervening periods of time unless the Valuation Committee meets again at the request of Kayne Anderson, the Board of Directors, or the Committee itself. All valuation determinations of the Valuation Committee are subject to ratification by the Board at its next regular meeting.

•	Valuation Firm. No less than quarterly, a third-party valuation firm engaged by the Board of Directors reviews the valuation methodologies and calculations employed for these securities.

•	Board of Directors Determination. The Board of Directors meets quarterly to consider the valuations provided by Kayne Anderson and the Valuation Committee, if applicable, and ratify valuations for the applicable securities. The Board of Directors considers the report provided by the third-party valuation firm in reviewing and determining in good faith the fair value of the applicable portfolio securities.
      Unless otherwise determined by the Board of Directors, securities that are convertible into or otherwise will become publicly traded (e.g., through subsequent registration or expiration of a restriction on trading) are valued through the process described above, using a valuation based on the market value of the publicly traded security less a discount. The discount is initially equal in amount to the discount negotiated at the time the purchase price is agreed to. To the extend that such securities are convertible or otherwise become publicly traded within a time frame that may be reasonably determined, Kayne Anderson may determine an amortization schedule for the discount in accordance with a methodology approved by the Valuation Committee.
      At February 28, 2005, the Company held 49.2% of its net assets in securities valued at fair value as determined pursuant to procedures adopted by the Board of Directors, with an aggregate cost of $370,058,011 and fair value of $415,060,510. Although these securities may be resold in privately negotiated transactions, these values may differ from the values that would have been used had a ready market for these securities existed, and the differences could be material.
      Any option transaction that the Company enters into may, depending on the applicable market environment, have no value or a positive/negative value. Exchange traded options and futures contracts are valued at the closing price in the market where such contracts are principally traded.
      D.     Repurchase Agreements — The Company has agreed to purchase securities from financial institutions subject to the seller’s agreement to repurchase them at an agreed-upon time and price (“repurchase agreements”). The financial institutions with whom the Company enters into repurchase agreements are banks and broker/ dealers which Kayne Anderson considers creditworthy. The seller under a repurchase agreement is required to maintain the value of the securities as collateral, subject to the agreement, at not less than the repurchase price plus accrued interest. Kayne Anderson monitors daily the mark-to-market of the value of the collateral, and, if necessary, requires the seller to maintain additional securities, so that the value

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS — (UNAUDITED) (CONTINUED)
of the collateral is not less than the repurchase price. Default by or bankruptcy of the seller would, however, expose the Company to possible loss because of adverse market action or delays in connection with the disposition of the underlying securities.
      E.     Short Sales — A short sale is a transaction in which the Company sells securities it does not own (but has borrowed) in anticipation of a decline in the market price of the securities. To complete a short sale, the Company may arrange through a broker to borrow the securities to be delivered to the buyer. The proceeds received by the Company for the short sale are retained by the broker until the Company replaces the borrowed securities. In borrowing the securities to be delivered to the buyer, the Company becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever the price may be.
      All short sales are fully collateralized. The Company maintains assets consisting of cash or liquid securities equal in amount to the liability created by the short sale. These assets are adjusted daily to reflect changes in the value of the securities sold short. The Company is liable for any dividends or distributions paid on securities sold short.
      The Company may also sell short “against the box” (i.e., the Company enters into a short sale as described above while holding an offsetting long position in the security which it sold short). If the Company enters into a short sale “against the box,” the Company segregates an equivalent amount of securities owned as collateral while the short sale is outstanding.
      The Company’s open short sales at February 28, 2005 are disclosed in its Schedule of Investments.
      F.     Option Writing — When the Company writes an option, an amount equal to the premium received by the Company is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Company on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Company has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Company. The Company, as the writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.
      G.     Security Transactions and Investment Income — Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis. Dividend and distribution income is recorded on the ex-dividend date. Distributions received from the Company’s investments in MLPs generally are comprised of income and return of capital. For the period from December 1, 2004 through February 28, 2005, the Company recorded as return of capital the amount of $5,900,424 of dividends and distributions received from MLPs. This resulted in a reduction in the cost basis of the associated MLP investments. Net Realized Gain on Investments, Securities Sold Short and Options and Net Change in Unrealized Gain on Investments, Securities Sold Short and Options on the accompanying Statement of Operations includes $301,015 and $5,599,409, respectively, attributable to such dividend and distributions. The Company records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts.
      H.     Dividends to Stockholders — Dividends to stockholders are recorded on the ex-dividend date. The character of dividends made during the year may differ from their ultimate characterization for federal income tax purposes. The Company’s dividends, for book purposes, will be comprised of return of capital and ordinary income, which is based on the operating results of the Company. The Company is unable to make final

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS — (UNAUDITED) (CONTINUED)
determinations as to the character of the dividend until after the end of the calendar year. Since the first dividend paid to stockholders was in January 2005, the Company will inform stockholders of the final character of the dividend during January 2006.
      I.     Federal and State Income Taxation — The Company, as a corporation, is obligated to pay federal and state income tax on its taxable income. The Company invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Company reports its allocable share of the MLP’s taxable income in computing its own taxable income. The Company’s tax expense or benefit is included in the Statement of Operations based on the component of income or gains/(losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. To the extent the Company has a net deferred tax asset, a valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred income tax asset is not realized. Future realization of deferred income tax assets ultimately depends on the existence of sufficient taxable income of the appropriate character in either the carryback or carryforward period under the tax law.
      The Company may rely to some extent on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in the portfolio and to estimate the associated deferred tax liability. Such estimates are made in good faith and reviewed in accordance with the valuation process approved by the Board of Directors. From time to time the Company modifies its estimates or assumptions regarding the deferred tax liability as new information becomes available. To the extent such estimates or assumptions are modified, the net asset value may fluctuate.
      J.     Organization Expenses and Offering Costs — The Company is responsible for paying all organization expenses, which were expensed when the shares were issued. Such costs approximated $150,000. Offering costs related to the issuance of common stock were charged to additional paid-in capital when the shares were issued. Such costs approximated $1,635,000.
      K.     Indemnifications — Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company enters into contracts that provide general indemnification to other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.	Concentration of Risk
      The Company’s investment objective is to seek a high level of total return with an emphasis on current dividends paid to its shareholders. Under normal circumstances, the Company intends to invest at least 85% of its total assets in securities of MLPs and other Midstream Energy Companies, and to invest at least 80% of its total assets in MLPs, which are subject to certain risks, such as supply and demand risk, depletion and exploration risk, commodity pricing risk, acquisition risk, and the risk associated with the hazards inherent in midstream energy industry activities. A substantial portion of the cash flow received by the Company will be derived from the investment in equity securities of MLPs. The amount of cash that an MLP has available for distributions and the tax character of such distributions are dependent upon the amount of cash generated by the MLP’s operations. The Company may invest up to 15% of its total assets in any single issuer and a decline in value of the securities of such an issuer could significantly impact the net asset value of the Company. The Company may invest up to 20% of its total assets in debt securities, which may include below investment grade securities. The Company may, for defensive purposes, temporarily invest all or a significant portion of its

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS — (UNAUDITED) (CONTINUED)
assets in investment grade securities, short-term debt securities and cash or cash equivalents. To the extent the Company uses this strategy, it may not achieve its investment objectives.

4.	Agreements and Affiliations
      The Company has entered into an Investment Management Agreement with Kayne Anderson under which the Adviser, subject to the overall supervision of the Company’s Board of Directors, manages the day-to-day operations of, and provides investment advisory services to, the Company. For providing these services, the Adviser receives a management fee from the Company.
      Pursuant to the Investment Management Agreement, the Company has agreed to pay the Adviser a basic management fee at an annual rate of 1.75% of the Company’s average total assets, adjusted upward or downward (by up to 1.00% of the Company’s average total assets, as defined), depending on to what extent, if any, the Company’s investment performance for the relevant performance period exceeds or trails the Company’s “Benchmark” over the same period. The Company’s Benchmark is the total return (capital appreciation and reinvested dividends) of the Standard & Poor’s 400 Utilities Index plus 600 basis points (6.00%). Each 0.01% of difference of the Company’s performance compared to the performance of the Benchmark is multiplied by a performance fee adjustment of 0.002%, up to a maximum adjustment of 1.00% (as an annual rate). The Company calculates the total management fee based on the average total assets for the prior 12 months. For the period beginning with the commencement of the Company’s operations through the end of the Company’s first 12 months of operations (the “Initial Period”), on a quarterly fiscal basis the Company pays the Adviser a minimum management fee calculated at an annual rate of 0.75%. After this Initial Period, the basic management fee and the performance fee adjustment will be calculated and paid quarterly beginning with the quarter ending November 30, 2005, using a rolling 12-month performance period. Management fees in excess of those paid will be accrued monthly.
      The performance record for the Benchmark is based on the change in value of the Benchmark during the relevant performance period. During the Company’s first fiscal year, for purposes of calculating the performance fee adjustment, the Company’s initial net asset value is calculated net of the underwriter discount. At February 28, 2005, the Company has recorded accrued management fees at the annual rate of 0.77% based on the Company’s investment performance for the period September 28, 2004 through February 28, 2005.
      For purposes of calculating the management fee, the Company’s total assets are equal to the Company’s average monthly gross asset value (which includes assets attributable to or proceeds from the Company’s use of preferred stock, commercial paper or notes issuances and other borrowings), minus the sum of the Company’s accrued and unpaid dividends on any outstanding common stock and accrued and unpaid dividends on any outstanding preferred stock and accrued liabilities (other than liabilities associated with borrowing or leverage by the Company and any accrued taxes). Liabilities associated with borrowing or leverage by the Company include the principal amount of any borrowings, commercial paper or notes issued by the Company, the liquidation preference of any outstanding preferred stock, and other liabilities from other forms of borrowing or leverage such as short positions and put or call options held or written by the Company.
      For the period December 1, 2004 through February 28, 2005, KA Associates, an affiliate of the Adviser, earned approximately $3,847 in brokerage commissions from portfolio transactions executed on behalf of the Company.

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS — (UNAUDITED) (CONTINUED)

5.	Income Taxes
      Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes. Components of the Company’s deferred tax assets and liabilities as of February 28, 2005 are as follows:

Deferred tax assets:
Organization costs	$(57,000)
Deferred tax liabilities:
Unrealized gains on investment securities	35,559,447
Distributions received from MLPs	2,875,056

Total net deferred tax liability	$38,377,503

      The components of income tax expense include $33,580,315 and $4,797,188 for deferred federal income taxes and state income taxes (net of the federal tax benefit), respectively.
      Total income taxes have been computed by applying the Federal statutory income tax rate plus a blended state income tax rate totaling 40% to net investment income and realized and unrealized gains on investments before taxes.
      At February 28, 2005, the cost basis of investments for Federal income tax purposes was $861,911,514 and the cash received on securities sold short was $3,866,630. At February 28, 2005, gross unrealized appreciation and depreciation of investments and securities sold short for Federal income tax purposes were as follows:

Gross unrealized appreciation of investments	$96,608,760
Gross unrealized depreciation of investments	(286,687)
Gross unrealized appreciation of securities sold short	2,270
Gross unrealized depreciation of securities sold short	(238,086)

Net unrealized appreciation before tax	$96,086,257

Net unrealized appreciation after tax	$57,651,754

6.	Restricted Securities
      Certain of the Company’s investments are restricted as to resale and are valued as determined in accordance with procedures established by the Board of Directors and more fully described in Note 2. The table below shows the number of units held, the acquisition dates, aggregate costs, fair value as of February 28,

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS — (UNAUDITED) (CONTINUED)
2005, value per unit of such securities, percent of net assets and percent of total assets which the securities comprise.

						Percent of
	Number of	Acquisition		Fair Value at	Value Per	Net	Percent of
Security	Units	Date	Cost	2/28/05	Unit	Assets	Total Assets

Enbridge Energy Partners, L.P.	1,503,900	02/11/05	$75,017,012	$77,165,109	$51.31	9.1%	8.0%
Energy Transfer Partners, L.P. — Unregistered	2,222,222	01/26/05	120,014,167	134,196,431	60.39	15.9	13.8
Enterprise Products Partners L.P. — Unregistered	4,427,878	12/29/04	100,011,619	111,807,019	25.25	13.3	11.5
Inergy, L.P.	2,946,955	12/17/04	75,015,213	91,891,951	31.18	10.9	9.5

			$370,058,011	$415,060,510		49.2%	42.8%

7.	Call Options Written
      Transactions in written options for the three months ended February 28, 2005 were as follows:

	Number of	Premiums
	Contracts	Received

Options outstanding at beginning of period	1,500	$200,995
Options written	—	—
Options terminated in closing purchase transactions	(1,300)	(168,596)
Options expired	(200)	(32,399)

Options outstanding at end of period	—	$—

8.	Investment Transactions
      For the period ended February 28, 2005, the Company purchased and sold securities in the amount of $499,786,934 and $38,964,589 (excluding short-term investments, securities sold short and options), respectively.

9.	Bank Loan Outstanding
      The Company has an uncommitted revolving credit line with Custodial Trust Company (an affiliate of the administrator, Bear Stearns Funds Management Inc.), under which the Company may borrow from Custodial Trust Company an aggregate amount of up to the lesser of $200 million or the maximum amount the Company is permitted to borrow under the 1940 Act, subject to certain limitations imposed by the lender. For the three months ended February 28, 2005, the average amount outstanding was $28,333,333, with a weighted average interest rate of 3.82%. As of February 28, 2005, the Company was paying interest at an annual rate of 3.87% on its outstanding bank borrowing. The loans under this line are repayable on demand by the lender at any time.

10.	Subsequent Events
      On April 15, 2005, the Company paid a dividend to its stockholders in the amount of $0.41 per share, for a total of $13,689,253. Of this total, pursuant to the Company’s dividend reinvestment plan, $7,042,073 was reinvested into the Company and an additional 288,020 shares of common stock were issued.

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS — (UNAUDITED) (CONCLUDED)
      On March 28, 2005, the Company issued three series of auction rate notes, each with a maturity of 40 years, having an aggregate principal amount of $260 million (“Senior Notes”). Further, on April 12, 2005, the Company issued 3,000 shares of auction rate preferred stock totaling $75 million. The Company used a portion of the proceeds from the Senior Notes offering to repay the Company’s outstanding bank loan. On March 25, 2005, the Company filed a registration statement relating to a secondary common stock offering with the Securities and Exchange Commission, and expects that such shares of common stock will be issued during the Company’s second fiscal quarter of 2005, subject to obtaining the required regulatory approvals.
      As of May 1, 2005, the Company had entered into interest rate swap agreements with a notional value of $195 million at a weighted average fixed interest rate of 4.47%, with maturities ranging from three to seven years. Under the agreements the Company receives floating rates of interest and pays respective fixed rates of interest on the notional value of the swaps.

Directors and Corporate Officers Kevin S. McCarthy Anne K. Costin Steven C. Good Terrence J. Quinn Michael B. Targoff Ralph Collins Walter David J. Shladovsky	Chairman of the Board of Directors, President and Chief Executive Officer Director Director Director Director Chief Financial Officer Secretary and Chief Compliance Officer

Investment Adviser Kayne Anderson Capital Advisors, L.P. 1800 Avenue of the Stars, Second Floor Los Angeles, CA 90067	Administrator Bear Stearns Funds Management Inc. 383 Madison Avenue New York, NY 10179

1100 Louisiana Street, Suite 4550 Houston, TX 77002	Stock Transfer Agent and Registrar American Stock Transfer & Trust Company 59 Maiden Lane New York, NY 10038

Custodian Custodial Trust Company 101 Carnegie Center Princeton, NJ 08540	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP 350 South Grand Avenue Los Angeles, CA 90071

Legal Counsel Paul, Hastings, Janofsky & Walker LLP 55 Second Street, 24th Floor San Francisco, CA 94105

For stockholder inquiries, registered stockholders should call (800) 937-5449. For general inquiries, please call (877) 657-3863/MLP-FUND; or visit us on the web at http://www.kaynemlp.com

This report, including the financial statements herein, is made available to stockholders of the Company for their information. The financial information included herein is taken from the records of the Company without examination by independent registered public accountants who do not express an opinion thereon. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Company or of any securities mentioned in this report.